UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 21, 2014

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10253 (Commission File Number)	41-1591444 (IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices, including Zip Code)

(952) 745-2760

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2014, the Board of Directors (the “Board”) of TCF Financial Corporation (“TCF” or the “Company”) elected Richard H. King as a Director of the Company, effective immediately, filling a vacancy created by increasing the size of the Board from 14 to 15.  There are no arrangements or understandings between Mr. King and any other person pursuant to which Mr. King was selected as a director.  Mr. King will stand for re-election at the 2015 Annual Meeting of Stockholders.  He was appointed to the Audit Committee, the Finance Committee and the Risk Committee.

Mr. King currently serves as Executive Vice President and Chief Operating Officer, Technology at Thomson Reuters Corporation (“Thomson Reuters”).  He has held numerous executive-level roles with Thomson Reuters, including Chief Technology Officer of the Professional Division and Chief Technology Officer and Chief Operations Officer of its Legal business, since joining the company in 2000.

Thomson Reuters, a leading provider of business information services, provides products and services to subsidiaries of the Company under a number of agreements.  Thomson Reuters’ total revenues for the twelve months ended December 31, 2013 were $12.7 billion.  During 2013, the Company made payments to Thomson Reuters and its related entities in the ordinary course of business totaling $372 thousand under standard terms and conditions.  Based on its various agreements with Thomson Reuters, the Company expects to make aggregate payments for goods and services to Thomson Reuters of $3.8 million from 2014-2017.  Mr. King’s only interest in these transactions is as an officer of Thomson Reuters.

In accordance with the Company’s current non-employee director compensation policy, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein, Mr. King will be entitled to receive compensation for his service as a member of the Board and committees thereof.  A copy of the press release issued by the Company on July 23, 2014, announcing the election of Mr. King as a Director, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Summary of Non-Employee Director Compensation

99.1	Press Release dated July 23, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ William A. Cooper
William A. Cooper, Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ Michael S. Jones
Michael S. Jones, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Susan D. Bode
Susan D. Bode, Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)

Dated:    July 23, 2014

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